                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number  811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        08/31

Date of reporting period:       08/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Global Fund

Annual Report to Shareholders

August 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2005

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 18, 2001 and Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/05
Scudder Global Fund	1-Year	3-Year	5-Year	10-Year
Class A	29.77%	17.19%	2.24%	7.99%
Class B	28.78%	16.29%	1.44%	7.13%
Class C	28.78%	16.31%	1.45%	7.15%
Class R	29.45%	16.97%	2.02%	7.74%
MSCI World Index+	18.11%	14.84%	-1.32%	7.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value Information
	Class A	Class B	Class C	Class R
Net Asset Value: 8/31/05	$ 29.60	$ 29.35	$ 29.35	$ 29.63
8/31/04	$ 22.81	$ 22.79	$ 22.79	$ 22.89
Class A Lipper Rankings — Global Multi-Cap Growth Funds Category as of 8/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	3	of	67	5
3-Year	20	of	49	40

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Global Fund — Class A [] MSCI World Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/05
Scudder Global Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,231	$15,167	$10,528	$20,324
	Average annual total return	22.31%	14.89%	1.03%	7.35%
Class B	Growth of $10,000	$12,567	$15,528	$10,646	$19,919
	Average annual total return	25.78%	15.80%	1.26%	7.13%
Class C	Growth of $10,000	$12,878	$15,734	$10,744	$19,953
	Average annual total return	28.78%	16.31%	1.45%	7.15%
Class R	Growth of $10,000	$12,945	$16,004	$11,049	$21,081
	Average annual total return	29.45%	16.97%	2.02%	7.74%
MSCI World Index+	Growth of $10,000	$11,811	$15,146	$9,358	$20,120
	Average annual total return	18.11%	14.84%	-1.32%	7.24%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns for the 3-year, 5-year and 10-year periods for Class AARP shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on September 11, 2000 are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 8/31/05
Scudder Global Fund	1-Year	3-Year	5-Year	10-Year
Class S	30.35%	17.58%	2.54%	8.30%
Class AARP	30.10%	17.50%	2.51%	8.28%
MSCI World Index	18.11%	14.84%	-1.32%	7.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 8/31/05	$ 29.64	$ 29.64
8/31/04	$ 22.82	$ 22.82
Distribution Information: Twelve Months: Income Dividends as of 8/31/05	$ .05	$ .09

Class S Lipper Rankings — Global Multi-Cap Growth Funds Category as of 8/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	1	of	67	2
3-Year	18	of	49	36
5-Year	9	of	36	25
10-Year	6	of	9	60

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Global Fund — Class S [] MSCI World Index+

Yearly periods ended August 31
Comparative Results as of 8/31/05
Scudder Global Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$13,035	$16,256	$11,338	$22,191
	Average annual total return	30.35%	17.58%	2.54%	8.30%
Class AARP	Growth of $10,000	$13,010	$16,223	$11,322	$22,160
	Average annual total return	30.10%	17.50%	2.51%	8.28%
MSCI World Index+	Growth of $10,000	$11,811	$15,146	$9,358	$20,120
	Average annual total return	18.11%	14.84%	-1.32%	7.24%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and R shares limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended August 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S
Beginning Account Value 3/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/05	$ 1,064.40	$ 1,060.30	$ 1,060.70	$ 1,063.20	$ 1,066.20	$ 1,067.30
Expenses Paid per $1,000*	$ 8.85	$ 12.88	$ 12.83	$ 10.19	$ 7.40	$ 6.20
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S
Beginning Account Value 3/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/05	$ 1,016.64	$ 1,012.70	$ 1,012.75	$ 1,015.32	$ 1,018.05	$ 1,019.21
Expenses Paid per $1,000*	$ 8.64	$ 12.58	$ 12.53	$ 9.96	$ 7.22	$ 6.06

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class AARP	Class S
Scudder Global Fund	1.70%	2.48%	2.47%	1.96%	1.42%	1.19%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

Scudder Global Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Global Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Oliver Kratz

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2003.

Head of global portfolio selection team for Alpha Emerging Markets Equity: New York.

Prior to that, two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999.

BA, Tufts University and Karlova University; MALD and Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

In the following interview, lead portfolio manager Oliver Kratz discusses the market environment, fund performance and strategy in managing Scudder Global Fund during the 12-month period ended August 31, 2005.

Q:  How did the global equity markets perform during the fund's annual reporting period?

A:  The global markets performed very well during the past year, with both developed and emerging markets providing robust returns to investors. The fund's benchmark, the MSCI World Index, returned 18.11% for the period. In comparison, the MSCI Emerging Markets Index returned 41.83%, and the US market — as gauged by the S&P 500 Index — returned 12.56%.1,2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major indices.

2 The MSCI Emerging Markets Index is an unmanaged index of more than 850 stocks traded in roughly 28 developing markets around the world. Index returns assume reinvestment of all dividends, and unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

3 Source: US Energy Information Administration

From a sector perspective, energy and materials were the top performers. Energy stocks surged as the rising price of oil — which climbed from just under $40 per barrel on August 31, 2004 to $66.81 on the final day of the reporting period — enabled major oil producers across the world to benefit from a profit windfall.3 With respect to the materials sector, the Chinese industrial build-out raised the demand for construction materials and allowed producers to gain pricing power, thereby boosting the sector's return. The two key laggards were information technology (IT) and health care. Within IT, a lack of pricing power hurt the relative performance of key industries, including Internet software and services, personal computers and office electronics. In the health care sector, meanwhile, pharmaceutical companies were pressured by increased government scrutiny of several key product lines.

Country returns within MSCI World generally reflected the divergence in sector performance. Countries with strong production of oils and metals (such as Australia and Norway) outperformed by a wide margin, while those with greater IT exposure — like Ireland — tended to lag. On a regional basis, Europe and the emerging markets (as a group) outpaced the MSCI World Index, while Japan and the United States underperformed.

Q:  How did the fund perform during this time period?

A:  The fund performed well in relation to both its benchmark and its peer group. For the 12-month period ended August 31, 2005, the Class A shares of Scudder Global Fund returned 29.77%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark — the MSCI World Index — returned 18.11%. The Class S shares of the fund, with a return of 30.55%, ranked 1st of 67 funds in its Lipper peer group — Global Multi-Cap Growth — for the period, finishing well ahead of the category average of 21.79%. During the three-year period, the Class S shares ranked 18th of 49 funds, and for the five-year interval, the fund was 9th of 36. For the 10-year period, the fund ranked 6th out of nine funds.4

4 Source: Lipper Inc. as of 8/31/05. Lipper figures include reinvestment of dividends and capital gains and represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the Global Funds category. Past performance is no guarantee of future results. According to Lipper, Inc., global funds are those that invest at least 25% of assets in securities traded outside of the US and that may own US securities as well. It is not possible to invest directly in a Lipper category.

Q:  Will you discuss the key elements of your positioning and how they impacted fund performance?

A:  We strive to determine the investment themes that we believe will dominate the global economy in the years ahead, then we seek to identify well-managed, fundamentally sound companies that stand to benefit from the emergence of these themes. The goal of this investment strategy is to take advantage of multiyear trends that we believe will transcend the short-term fluctuations of the global economy and world equity markets. While past performance is no guarantee of future results, we believe this investment process — and our correct identification of the most important themes in the world economy during the past year — was the primary reason for the fund's outperformance.

Percent of Fund Assets by Theme, as of August 31, 2005*

New Annuities	18.0%
Supply Chain Dominance	17.5%
Disequilibria	14.9%
Greater China	12.4%
Virtuality	10.7%
Japan Restructuring	9.4%
Ultimate Subcontractors	9.3%
Diversification Assets	6.6%
Distressed Companies	0.4%
Private/Public Partnerships	0.7%

* Subject to change

Ultimate Subcontractors: This long-standing theme, which focuses on companies that are able to conduct one-sided price negotiation as a result of their access to basic materials, performed very well during the past year. Many of the companies the fund holds under this theme, such as EnCana Corp. (Canada), ConocoPhillips (US), LUKOIL (Russia) and Total SA (France), rose strongly as a result of the increasing price of oil. While we have trimmed some of the fund's energy positions following the run-up in the sector, we remain exposed to those companies that we believe are attractively valued. The fund's 9.3% weighting in Ultimate Subcontractors compares with a weighting of 16.6% six months ago. (As of 8/31/05, the position in ConocoPhillips was sold.)

Supply Chain Dominance: Here, we seek to invest in companies that have the ability to pressure their suppliers and extract the highest profit margins from sales. Underlying strength in the global economy helped propel the performance of many stocks held in this theme, particularly those in the construction sector such as Caterpillar, Inc. (US), Cemex SA de CV (Mexico) and Komatsu Ltd. (Japan). A technology stock, Samsung Electronics Co., Ltd. (Korea), also made notable contributions here. A position in Fountain Set (Holdings) Ltd., a technology concern based in Hong Kong, weighed on performance as the high cost of its inventory depressed the company's profit margins.

New Annuities: We believe companies with assets that can generate predictable returns and secure streams of income over the long term will benefit as changing demographics increase the demand for income-paying securities. The leading contributor to performance was E.ON AG (Germany), the German utility. Our decision to redeploy assets from Ultimate Subcontractors led to an increased weighting in many of our themes, and New Annuities' rise to 18.0% from 15.4% six months ago represents the largest addition.

Disequilibria: Our focus on companies that are forced to adapt or change as a result of industry flux includes a number of European banks, such as Commerzbank AG and Allianz AG (Germany) and Capitalia SpA (Italy). The portfolio's weighting in European financials proved beneficial to performance, as the region's benign interest rate outlook helped support the sector's performance. Hewlett-Packard Co. (US) was also additive to returns. A notable detractor from performance was William Morrison Supermarkets PLC (United Kingdom), which was pressured by a failed takeover bid of its rival Safeway.

Greater China: We believe companies across Asia will benefit as increased demand from China potentially spurs rising sales growth. Anticipating that this theme will play out over a multiyear period, we are seeking to exploit the growth of consumerism and the emerging middle class in Asia via the fund's Greater China theme. This theme was additive to performance during the past year, as Asian stocks in general performed very well both on an absolute basis and relative to the broader world markets. A top performer was LG Electronics, Inc. (Korea), which was boosted by rising margins for its cell phone handsets. Hutchison Whampoa Ltd. (Hong Kong), a property company, benefited from strong earnings growth and improving prospects for free cash flow.

Virtuality: This theme encompasses companies that make money by virtue of health care patents or intellectual property rather than "hard assets," meaning that they often benefit from a relatively low cost structure. A noteworthy holding was Monsanto Co. (US), the seed manufacturer, which has been a favorite of ours for using biotechnology to produce genetically modified products. The company has performed well, raising its return on capital and significantly increasing free cash flow in a short amount of time. A position in Pfizer, Inc. (US) detracted from performance. The company increasingly faces the same challenges as the rest of the large-cap domestic pharmaceutical sector — patent expirations, patent challenges, weak pipelines and pricing and political concerns.

Japan Restructuring: The evolving relationship between Japanese government and business is the focus of this theme. Our goal is to invest in Japanese companies that are moving away from the old way of doing business by taking steps to streamline their operations, reduce debt and become more shareholder-friendly. Holdings that helped performance during the year were FANUC Ltd. (Japan), which rose on strong sales for its factory automation products; Mitsui Fudosan Co., Ltd., a beneficiary of the continued rise in property prices; and Mizuho Financial Group, Inc. (Japan), which benefited as improving economic data in the country brought investors back to the long-overlooked financial sector.

Diversification (Safety) Assets: Since gold stocks tend to move in the opposite direction of the dollar, the presence of gold stocks in the portfolio helps manage the risk that the US currency will weaken. This position produced mixed results during the period, as Goldcorp, Inc. (Canada), Meridian Gold, Inc. (Canada), and Compania de Minas Buenaventura SA (Peru) gained ground at the same time that Newmont Mining Corp. (US) and Placer Dome, Inc. (Canada) declined.

Q:  What are your overall thoughts on the global equity markets?

A:  It remains our paramount task to identify situations in the market that are either unsustainable or that will be sustained longer than expected. With respect to the first point, we have done a great deal of research and analysis on the unsustainability of corporate Germany and its competitive role in global industry. On that basis we are striving to detect and capitalize on trends such as the impending restructuring in semi-state-owned behemoths such as Volkswagen and the recovery from below book value of financial services providers such as Commerzbank AG (Germany).

With regard to the second point, we continue to find ample opportunities in the rapidly changing economic landscapes of Asia. While most commentators tend to focus on China and its impact on the global economy, we have chosen to focus on the enterprises run, in many cases, by the Chinese diaspora situated in Kuala Lumpur, Bangkok and Jakarta. Having identified a number of stocks in these areas that we believe fit into several of our themes, we hope to take advantage of these opportunities.

Given the significant outperformance that the fund has generated over the past 12 months, we are also dedicating our efforts to protecting capital and managing risk in the portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	8/31/05	8/31/04

Common Stocks	92%	98%
Cash Equivalents	4%	2%
Exchange Traded Funds	2%	—
Preferred Stocks	2%	—
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	8/31/05	8/31/04

Europe (excluding United Kingdom)	29%	22%
United States and Canada	25%	33%
Pacific Basin	18%	18%
Japan	9%	10%
United Kingdom	7%	7%
Latin America	6%	8%
Africa	2%	2%
Other	4%	—
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	8/31/05	8/31/04

Financials	23%	18%
Materials	17%	19%
Industrials	12%	8%
Energy	11%	13%
Information Technology	10%	13%
Health Care	8%	11%
Consumer Discretionary	6%	8%
Consumer Staples	6%	3%
Utilities	4%	4%
Telecommunication Services	3%	3%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2005 (18.3% of Net Assets)
1. Total SA Producer of oil and natural gas	France	2.5%
2. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.4%
3. BASF AG Producer of chemical products	Germany	2.1%
4. Compania de Minas Buenaventura SA Operator of mining and exploration services	Peru	1.7%
5. iShares Nasdaq Biotechnology Index Fund Reports the exchange-traded fund corporation in the USA	United States	1.7%
6. EnCana Corp. Explorer producer and marketer of natural gas and crude oil	Canada	1.7%
7. Mitsui Fudosan Co., Ltd. Provider of real estate services	Japan	1.6%
8. Allianz AG Producer of multi-line insurance services	Germany	1.6%
9. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	1.5%
10. China Petroleum & Chemical Corp. "H" Explorer and producer of crude oil and natural gas	China	1.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2005

	Shares	Value ($)

Common Stocks 89.1%
Australia 1.0%
Alumina Ltd.	541,115	2,441,236
Macquarie Airports	2,875,000	6,943,993
(Cost $8,233,982)		9,385,229
Austria 0.8%
Erste Bank der Oesterreichischen Sparkassen AG	68,900	3,823,767
Wienerberger AG	103,300	4,262,734
(Cost $6,284,441)		8,086,501
Bermuda 1.0%
Tyco International Ltd. (a) (Cost $9,792,635)	351,200	9,773,896
Brazil 0.9%
Banco Bradesco SA (ADR) (Preferred) (a)	96,600	4,113,228
Porto Seguro SA	225,100	2,081,960
Votorantim Celulose e Papel SA (ADR)	253,100	2,935,960
(Cost $8,024,011)		9,131,148
Canada 4.9%
Canadian National Railway Co.	180,700	11,923,871
EnCana Corp.	337,872	16,568,408
Goldcorp, Inc.	400,600	7,221,970
Meridian Gold, Inc.*	241,500	4,512,422
Placer Dome, Inc.	519,000	7,546,388
(Cost $21,628,977)		47,773,059
China 2.1%
China Petroleum & Chemical Corp. "H"	33,648,000	14,981,061
Shanghai Electric Group Co., Ltd. "H"*	18,310,000	5,592,711
(Cost $16,340,692)		20,573,772
Finland 0.7%
Neste Oil Oyj*	106,500	3,583,330
Nokia Oyj (ADR)	181,400	2,860,678
(Cost $4,995,634)		6,444,008
France 3.6%
Carrefour SA	89,850	4,186,230
Societe Generale	60,482	6,569,145
Total SA	93,557	24,649,125
(Cost $24,868,743)		35,404,500
Germany 9.6%
Allianz AG (Registered)	117,712	15,287,684
BASF AG	293,333	20,616,362
Bayer AG	187,625	6,645,248
Bayerische Motoren Werke AG	59,634	2,696,311
Commerzbank AG (a)	569,205	14,863,911
E.ON AG	238,762	22,853,984
Schering AG	130,576	8,275,783
Stada Arzneimittel AG (a)	77,364	2,700,869
(Cost $61,815,826)		93,940,152
Hong Kong 2.7%
A-S China Plumbing Products Ltd.*	6,700,000	1,344,888
China Mobile (Hong Kong) Ltd.	1,438,000	6,252,502
Fountain Set (Holdings) Ltd.	10,244,900	5,120,742
Hutchison Whampoa Ltd.	1,107,000	10,942,554
Shangri-La Asia Ltd.	1,624,000	2,814,436
(Cost $29,081,886)		26,475,122
India 1.8%
Infosys Technologies Ltd.	136,400	7,370,526
Reliance Industries Ltd.	642,100	10,508,960
(Cost $13,614,968)		17,879,486
Indonesia 0.8%
PT Telekomunikasi Indonesia (ADR) (Cost $8,088,769)	423,500	8,131,200
Israel 0.8%
Teva Pharmaceutical Industries Ltd. (ADR) (Cost $6,658,786)	229,300	7,438,492
Italy 1.5%
Capitalia SpA	1,892,600	10,661,637
Enel SpA	458,400	4,077,836
(Cost $10,569,050)		14,739,473
Japan 8.4%
FANUC Ltd.	164,800	12,506,906
Japan Retail Fund Investment Corp. (REIT)	274	2,237,420
Komatsu Ltd.	721,000	8,069,312
Mitsubishi Estate Co., Ltd.	874,000	10,470,066
Mitsui Fudosan Co., Ltd.	1,214,000	15,660,022
Mizuho Financial Group, Inc.	1,363	7,618,643
Nomura Holdings, Inc.	1,062,000	14,596,964
Shinsei Bank Ltd.	1,807,000	11,194,347
(Cost $64,190,788)		82,353,680
Korea 4.4%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	439,700	8,575,501
Insun ENT Co., Ltd.	47,400	602,200
LG Electronics, Inc.	154,600	9,321,329
Samsung Electronics Co., Ltd.	27,330	14,441,938
SFA Engineering Corp.	39,700	865,738
SK Corp.	197,510	9,834,617
(Cost $35,365,001)		43,641,323
Malaysia 0.7%
AMMB Holdings Bhd.	368,000	249,873
Resorts World Bhd.	1,637,000	4,467,173
RHB Capital Bhd.	3,812,300	2,344,655
(Cost $7,202,341)		7,061,701
Mexico 2.4%
Cemex SA de CV (ADR)	122,400	5,834,808
Fomento Economico Mexicano SA de CV (ADR)	183,800	12,593,976
Grupo Televisa SA (ADR)	88,100	5,532,680
(Cost $14,801,187)		23,961,464
Peru 1.7%
Compania de Minas Buenaventura SA (ADR) (Cost $10,188,175)	681,400	16,905,534
Russia 2.9%
AFK Sistema (GDR), 144A*	649,800	13,125,960
LUKOIL (ADR)	154,600	7,529,020
OAO Gazprom "S" (ADR) (REG S)	151,800	7,494,427
(Cost $16,773,847)		28,149,407
Singapore 0.9%
DBS Group Holdings Ltd.	689,000	6,419,956
Singapore TeleCommunications Ltd.	1,696,550	2,608,285
(Cost $6,019,893)		9,028,241
South Africa 2.2%
Gold Fields Ltd.	1,046,400	12,039,492
Impala Platinum Holdings Ltd. (ADR)	186,100	4,835,604
Sappi Ltd.	464,100	4,986,403
(Cost $18,779,730)		21,861,499
Sweden 1.5%
Skandinaviska Enskilda Banken AB "A" (Cost $11,980,533)	784,200	14,305,984
Switzerland 3.2%
ABB Ltd. (Registered)*	1,796,399	13,046,824
Credit Suisse Group (Registered)	125,527	5,465,922
Nestle SA (Registered)	17,209	4,840,688
Novartis AG (Registered)	159,792	7,775,544
(Cost $24,722,062)		31,128,978
Taiwan 3.2%
AU Optronics Corp. (ADR)*	319,806	4,729,931
Bank of Kaohsiung	1,315,000	797,932
Chunghwa Telecom Co. Ltd. (ADR)	274,500	5,284,125
Mega Financial Holding Co., Ltd.*	7,426,000	4,925,954
Quanta Computer, Inc.	2,990,122	4,771,960
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,394,363	11,475,607
(Cost $31,501,907)		31,985,509
Thailand 1.4%
Bangkok Bank PCL (Foreign Registered)	2,691,900	7,265,316
Thai Olefins PCL (Foreign Registered)	4,501,600	6,442,557
(Cost $13,254,541)		13,707,873
United Kingdom 6.6%
Anglo American PLC	186,402	4,723,444
GlaxoSmithKline PLC	616,980	14,982,737
MFI Furniture Group PLC	2,095,948	4,392,877
National Grid PLC	876,676	8,321,548
Rank Group PLC	998,619	5,138,804
Rio Tinto PLC	67,127	2,390,355
Royal Bank of Scotland Group PLC	271,867	7,947,771
RT Group PLC*	1,954,775	114,523
William Morrison Supermarkets PLC	4,070,559	13,314,657
Woolworths Group PLC	5,907,726	3,833,905
(Cost $74,981,060)		65,160,621
United States 17.0%
AFLAC, Inc.	299,600	12,948,712
Avocent Corp.*	139,800	4,658,136
Caremark Rx, Inc.*	142,000	6,635,660
Caterpillar, Inc.	118,600	6,581,114
Citigroup, Inc.	296,900	12,995,313
Coca-Cola Co.	166,400	7,321,600
Eaton Corp.	62,900	4,020,568
General Mills, Inc.	125,500	5,788,060
Hewlett-Packard Co.	382,800	10,626,528
Johnson & Johnson	76,500	4,849,335
JPMorgan Chase & Co.	186,200	6,310,318
Medicines Co.*	158,900	3,514,868
Monsanto Co.	206,400	13,176,576
Newmont Mining Corp.	320,700	12,693,306
Oracle Corp.*	672,200	8,718,434
Pfizer, Inc.	409,000	10,417,230
Schlumberger Ltd.	116,100	10,011,303
Stillwater Mining Co.*	407,130	3,269,254
Symantec Corp.* (a)	633,640	13,293,767
Wyeth	208,300	9,538,057
(Cost $148,281,645)		167,368,139
Venezuela 0.4%
Compania Anonima Nacional Telefonos de Venezuela "D" (ADR) (Cost $5,048,721)	241,600	3,587,760
Total Common Stocks (Cost $713,089,831)		875,383,751

Preferred Stocks 2.3%
Brazil 0.5%
Perdigao SA (Cost $3,723,353)	182,500	4,854,794
Germany 1.8%
Henkel KGaA	113,700	10,772,144
Porsche AG	8,380	6,554,787
(Cost $16,070,115)		17,326,931
Total Preferred Stocks (Cost $19,793,468)		22,181,725

Exchange Traded Funds 2.3%
Malaysia 0.6%
iShares MSCI Malaysia Index Fund (a) (Cost $6,177,043)	849,600	6,168,096
United States 1.7%
iShares Nasdaq Biotechnology Index Fund* (a) (Cost $15,491,076)	221,100	16,861,086
Total Exchange Traded Funds (Cost $21,668,119)		23,029,182
	Principal Amount ($)	Value ($)

Other 0.0%
Brazil
Companhia Vale do Rio Doce* (Cost $0)	389,000	8,038
	Shares	Value ($)

Securities Lending Collateral 3.6%
Scudder Daily Assets Fund Institutional, 3.61% (b) (c) (Cost $35,137,750)	35,137,750	35,137,750

Cash Equivalents 3.6%
Scudder Cash Management QP Trust, 3.54% (d) (Cost $35,335,823)	35,335,823	35,335,823
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $825,024,991)+	100.9	991,076,269
Other Assets and Liabilities, Net	(0.9)	(8,362,059)
Net Assets	100.0	982,714,210

+ The cost for federal income tax purposes was $826,391,133. At August 31, 2005, net unrealized appreciation for all securities based on tax cost was $164,685,136. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $203,946,077 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $39,260,941.

* Non-income producing security.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2005 amounted to $34,086,503 which is 3.5% of net assets.

(b) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2005
Assets
Investments: Investments in securities, at value (cost $754,551,418) — including $34,086,503 of securities loaned	$ 920,602,696
Investment in Scudder Cash Management QP Trust (cost $35,335,823)	35,335,823
Investment in Scudder Daily Assets Fund Institutional (cost $35,137,750)*	35,137,750
Total investments in securities, at value (cost $825,024,991)	991,076,269
Foreign currency, at value (cost $25,681,668)	25,290,571
Receivable for investments sold	2,149,355
Dividends receivable	1,297,615
Interest receivable	89,537
Receivable for Fund shares sold	352,564
Foreign taxes recoverable	152,888
Other assets	40,281
Total assets	1,020,449,080
Liabilities
Payable upon return of securities loaned	35,137,750
Payable for investments purchased	250,415
Payable for Fund shares redeemed	373,489
Deferred foreign taxes payable	439,302
Accrued management fee	826,990
Other accrued expenses and payables	706,924
Total liabilities	37,734,870
Net assets, at value	$ 982,714,210
Net Assets
Net assets consist of: Undistributed net investment income	7,403,633
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $439,302)	165,611,976
Foreign currency related transactions	(375,060)
Accumulated net realized gain (loss)	27,874,428
Paid-in capital	782,199,233
Net assets, at value	$ 982,714,210

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($25,620,685 ÷ 865,537 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 29.60
Maximum offering price per share (100 ÷ 94.25 of $29.60)	$ 31.41

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,333,593 ÷ 249,874 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 29.35

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,393,379 ÷ 183,781 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 29.35
Class R Net Asset Value, offering and redemption price(a) per share ($1,127,099 ÷ 38,042 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 29.63
Class AARP Net Asset Value, offering and redemption price(a) per share ($111,485,726 ÷ 3,761,433 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 29.64
Class S Net Asset Value, offering and redemption price(a) per share ($831,753,728 ÷ 28,059,910 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 29.64

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,883,275)	$ 19,051,761
Interest — Scudder Cash Management QP Trust	360,705
Interest	12,603
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	695,902
Total Income	20,120,971
Expenses: Management fee	8,883,911
Services to shareholders	1,656,069
Custodian and accounting fees	787,123
Distribution service fees	186,067
Auditing	89,586
Legal	17,730
Directors' fees and expenses	24,314
Reports to shareholders	73,167
Registration fees	63,157
Other	53,238
Total expenses before expense reductions	11,834,362
Expense reductions	(48,404)
Total expenses, after expense reductions	11,785,958
Net investment income (loss)	8,335,013
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $109,464)	129,096,238
Foreign currency related transactions	205,197
129,301,435
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $439,302)	101,621,813
Foreign currency related transactions	(406,566)
101,215,247
Net gain (loss) on investment transactions	230,516,682
Net increase (decrease) in net assets resulting from operations	$ 238,851,695

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2005	2004
Operations: Net investment income (loss)	$ 8,335,013	$ 2,492,096
Net realized gain (loss) on investment transactions	129,301,435	107,116,087
Net unrealized appreciation (depreciation) during the period on investment transactions	101,215,247	(1,352,704)
Net increase (decrease) in net assets resulting from operations	238,851,695	108,255,479
Distributions to shareholders from: Net investment income: Class A	—	(183,865)
Class B	—	(36,035)
Class C	—	(21,144)
Class R	—	(89)
Class AARP	(215,495)	(1,327,453)
Class S	(2,782,236)	(10,398,450)
Fund share transactions: Proceeds from shares sold	61,329,247	80,573,219
Reinvestment of distributions	2,786,771	11,161,452
Cost of shares redeemed	(142,965,450)	(183,912,469)
Redemption fees	2,044	—
Net increase (decrease) in net assets from Fund share transactions	(78,847,388)	(92,177,798)
Increase (decrease) in net assets	157,006,576	4,110,645
Net assets at beginning of period	825,707,634	821,596,989
Net assets at end of period (including undistributed net investment income of $7,403,633 and $2,013,586, respectively)	$ 982,714,210	$ 825,707,634

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.81	$ 20.42	$ 18.76	$ 23.14	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[b]	.13	—***	.12	.07	.04
Net realized and unrealized gain (loss) on investment transactions	6.66	2.65	1.69	(3.89)	(1.48)
Total from investment operations	6.79	2.65	1.81	(3.82)	(1.44)
Less distributions from: Net investment income	—	(.26)	(.15)	(.41)	—
Net realized gain on investment transactions	—	—	—	(.15)	—
Total distributions	—	(.26)	(.15)	(.56)	—
Redemption fees	—***	—	—	—	—
Net asset value, end of period	$ 29.60	$ 22.81	$ 20.42	$ 18.76	$ 23.14
Total Return (%)[c]	29.77[d]	12.99[d]	9.75	(16.80)	(5.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	17	15	14	18
Ratio of expenses before expense reductions (%)	1.76	1.77	1.66	1.63	1.62*
Ratio of expenses after expense reductions (%)	1.70	1.69	1.66	1.63	1.62*
Ratio of net investment income (loss) (%)	.51	.04	.66	.34	.78*
Portfolio turnover rate (%)	54	81	55	31	40

[a] For the period from June 18, 2001 (commencement of operations of Class A shares) to August 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended August 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.79	$ 20.40	$ 18.73	$ 23.10	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.18)	(.03)	(.10)	—***
Net realized and unrealized gain (loss) on investment transactions	6.63	2.65	1.70	(3.90)	(1.48)
Total from investment operations	6.56	2.47	1.67	(4.00)	(1.48)
Less distributions from: Net investment income	—	(.08)	—***	(.22)	—
Net realized gain on investment transactions	—	—	—	(.15)	—
Total distributions	—	(.08)	—***	(.37)	—
Redemption fees	—***	—	—	—	—
Net asset value, end of period	$ 29.35	$ 22.79	$ 20.40	$ 18.73	$ 23.10
Total Return (%)[c]	28.78[d]	12.21[d]	8.93	(17.50)	(6.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8	9	10	13
Ratio of expenses before expense reductions (%)	2.69	2.58	2.45	2.43	2.41*
Ratio of expenses after expense reductions (%)	2.47	2.47	2.45	2.43	2.41*
Ratio of net investment income (loss) (%)	(.26)	(.74)	(.13)	(.46)	(.01)*
Portfolio turnover rate (%)	54	81	55	31	40

[a] For the period from June 18, 2001 (commencement of operations of Class B shares) to August 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended August 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.79	$ 20.39	$ 18.73	$ 23.10	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.16)	(.02)	(.09)	—***
Net realized and unrealized gain (loss) on investment transactions	6.63	2.64	1.69	(3.90)	(1.48)
Total from investment operations	6.56	2.48	1.67	(3.99)	(1.48)
Less distributions from: Net investment income	—	(.08)	(.01)	(.23)	—
Net realized gain on investment transactions	—	—	—	(.15)	—
Total distributions	—	(.08)	(.01)	(.38)	—
Redemption fees	—***	—	—	—	—
Net asset value, end of period	$ 29.35	$ 22.79	$ 20.39	$ 18.73	$ 23.10
Total Return (%)[c]	28.78[d]	12.23[d]	8.91	(17.48)	(6.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	5	5	5
Ratio of expenses before expense reductions (%)	2.62	2.56	2.44	2.40	2.39*
Ratio of expenses after expense reductions (%)	2.47	2.46	2.44	2.40	2.39*
Ratio of net investment income (loss) (%)	(.26)	(.73)	(.12)	(.43)	.01*
Portfolio turnover rate (%)	54	81	55	31	40

[a] For the period from June 18, 2001 (commencement of operations of Class C shares) to August 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R
Year Ended August 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.89	$ 21.69
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.02
Net realized and unrealized gain (loss) on investment transactions	6.68	1.37
Total from investment operations	6.74	1.39
Less distributions from: Net investment income	—	(.19)
Redemption fees	—***	—
Net asset value, end of period	$ 29.63	$ 22.89
Total Return (%)[c]	29.45	6.38**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.5
Ratio of expenses before expense reductions (%)	2.27	1.87*
Ratio of expenses after expense reductions (%)	1.96	1.82*
Ratio of net investment income (loss) (%)	.25	.13*
Portfolio turnover rate (%)	54	81

[a] For the period from November 3, 2003 (commencement of operations of Class R shares) to August 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended August 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.82	$ 20.42	$ 18.77	$ 23.16	$ 27.40
Income (loss) from investment operations: Net investment income (loss)[b]	.20	.05	.16	.13	.22
Net realized and unrealized gain (loss) on investment transactions	6.67	2.67	1.69	(3.90)	(4.31)
Total from investment operations	6.87	2.72	1.85	(3.77)	(4.09)
Less distributions from: Net investment income	(.05)	(.32)	(.20)	(.47)	(.05)
Net realized gains on investment transactions	—	—	—	(.15)	(.10)
Total distributions	(.05)	(.32)	(.20)	(.62)	(.15)
Redemption fees	—***	—	—	—	—
Net asset value, end of period	$ 29.64	$ 22.82	$ 20.42	$ 18.77	$ 23.16
Total Return (%)	30.10	13.35[c]	10.00	(16.62)	(14.99)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	111	93	87	90	126
Ratio of expenses before expense reductions (%)	1.44	1.49	1.43	1.35	1.30d*
Ratio of expenses after expense reductions (%)	1.44	1.45	1.43	1.35	1.30d*
Ratio of net investment income (loss) (%)	.77	.28	.89	.62	.90*
Portfolio turnover rate (%)	54	81	55	31	40

[a] For the period from September 11, 2000 (commencement of operations of Class AARP shares) to August 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. This ratio without this reduction was 1.34%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended August 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 22.82	$ 20.41	$ 18.76	$ 23.15	$ 31.36
Income (loss) from investment operations: Net investment income (loss)[a]	.25	.07	.16	.13	.21
Net realized and unrealized gain (loss) on investment transactions	6.66	2.66	1.69	(3.90)	(4.77)
Total from investment operations	6.91	2.73	1.85	(3.77)	(4.56)
Less distributions from: Net investment income	(.09)	(.32)	(.20)	(.47)	(.25)
Net realized gains on investment transactions	—	—	—	(.15)	(3.40)
Total distributions	(.09)	(.32)	(.20)	(.62)	(3.65)
Redemption fees	—*	—	—	—	—
Net asset value, end of period	$ 29.64	$ 22.82	$ 20.41	$ 18.76	$ 23.15
Total Return (%)	30.35	13.36[b]	10.01	(16.62)	(16.34)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	832	703	705	756	1,090
Ratio of expenses (%)	1.25	1.42	1.43	1.35	1.34[c]
Ratio of net investment income (loss) (%)	.96	.31	.89	.62	.86
Portfolio turnover rate (%)	54	81	55	31	40

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. This ratio without this reduction was 1.34%.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movement during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

During the year ended August 31, 2005, the Fund fully utilized its capital loss carryforward of $100,724,000.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 8,439,552
Undistributed net long-term capital gains	$ 28,204,651
Net unrealized appreciation (depreciation) on investments	$ 164,685,136

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2005	2004
Distributions from ordinary income*	$ 2,997,731	$ 11,967,036

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $480,249,424 and $599,443,492, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of the Fund's average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.98% of the Fund's average daily net assets.

Effective October 1, 2003 through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.455%, 1.475%, 1.465%, 1.445% and 1.445% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 and/or service fees, director and director counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 1.955% of average daily net assets, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and director and director counsel fees). This expense cap will remain in effect until November 30, 2005.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and R shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2005
Class A	$ 85,741	$ 12,443	$ 29,005
Class B	44,151	16,313	11,167
Class C	28,219	8,320	8,464
Class R	4,763	2,085	3,140
Class AARP	336,853	—	76,628
Class S	875,302	—	239,145
	$ 1,375,029	$ 39,161	$ 367,549

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended August 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $411,295, of which $28,957 is unpaid at August 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended August 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2005
Class B	$ 57,403	$ 10,105
Class C	41,675	3,503
Class R	1,696	234
	$ 100,774	$ 13,842

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2005	Annual Effective Rate
Class A	$ 51,276	$ 5,939.24%
Class B	18,741	1,536.24%
Class C	13,865	1,074.25%
Class R	1,411	195.21%
	$ 85,293	$ 8,744

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2005, aggregated $5,858.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2005, the CDSC for Class B and C shares aggregated $29,490 and $80, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no deferred sales charges paid for Class A for the year ended August 31, 2005.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended August 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $18,720, of which $3,120 is unpaid at August 31, 2005.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended August 31, 2005, the Advisor agreed to reimburse the Fund $9,243, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2005		Year Ended August 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	561,268	$ 14,695,924	199,777	$ 4,765,997
Class B	55,537	1,457,582	101,117	2,323,805
Class C	75,077	1,949,089	71,986	1,636,980
Class R	22,425	618,830	22,291*	527,605*
Class AARP	227,224	6,061,444	284,962	6,589,659
Class S	1,382,888	36,546,378	2,824,058	64,729,173
		$ 61,329,247		$ 80,573,219
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	7,875	$ 178,918
Class B	—	—	1,553	35,135
Class C	—	—	913	20,826
Class R	—	—	4*	89*
Class AARP	7,679	201,655	54,792	1,243,231
Class S	98,631	2,585,116	426,951	9,683,253
		$ 2,786,771		$ 11,161,452
Shares redeemed
Class A	(428,631)	$ (11,232,441)	(192,709)	$ (4,547,569)
Class B	(149,951)	(3,915,922)	(204,929)	(4,706,780)
Class C	(112,980)	(2,983,604)	(98,577)	(2,292,108)
Class R	(4,538)	(122,174)	(2,140)*	(52,536)*
Class AARP	(530,864)	(14,018,617)	(563,609)	(12,910,250)
Class S	(4,224,467)	(110,692,692)	(6,999,203)	(159,403,226)
		$ (142,965,450)		$ (183,912,469)
Redemption fees		$ 2,044		$ —
Net increase (decrease)
Class A	132,637	$ 3,463,638	14,943	$ 397,346
Class B	(94,414)	(2,458,320)	(102,259)	(2,347,840)
Class C	(37,903)	(1,034,509)	(25,678)	(634,302)
Class R	17,887	497,482	20,155*	475,158*
Class AARP	(295,961)	(7,755,518)	(223,855)	(5,077,360)
Class S	(2,742,948)	(71,560,161)	(3,748,194)	(84,990,800)
		$ (78,847,388)		$ (92,177,798)

* For the period November 3, 2003 (commencement of operations of Class R shares) to August 31, 2004.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of Scudder Global Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Fund (the "Fund") at August 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 26, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $31,025,116 as capital gain dividends for its year ended August 31, 2005, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's year ended August 31, 2005 qualified for the dividends received deduction.

The Fund paid foreign taxes of $1,992,739 and earned $7,905,532 of foreign source income during the year ended August 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.06 per share as foreign taxes paid and $0.24 per share as income earned from foreign sources for the year ended August 31, 2005.

For Federal Income Tax purposes, the Fund designates $20,900,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of August 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	42
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	42
Keith R. Fox (1954) Director, 1996-present	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	42
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	42
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	42
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Vincent J. Esposito[4,6] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4,6] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005)
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4,6] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: One South Street, Baltimore, Maryland 21202

6 Elected on September 29, 2005

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SGQAX	SGQBX	SGQCX
CUSIP Number	378947-857	378947-840	378947-832
Fund Number	407	607	707

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SGQRX
CUSIP Number	378947-741
Fund Number	1512

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ACOBX	SCOBX
Fund Number	107	007

ITEM 2.         CODE OF ETHICS.

As of the end of the period, August 31, 2005, Global/International Fund, Inc.
has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                               SCUDDER GLOBAL FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years.  For engagements  with PWC entered into on or after May 6, 2003, the Audit Committee  approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

  Services that the Fund's Independent Registered Public Accounting Firm Billed
                                  to the Fund
--------------------------------------------------------------------------------
Fiscal
 Year        Audit Fees     Audit-Related        Tax Fees           All Other
 Ended        Billed         Fees Billed          Billed          Fees Billed
August 31    to Fund          to Fund            to Fund             to Fund
--------------------------------------------------------------------------------
2005          $83,000          $225               $11,100              $0
--------------------------------------------------------------------------------
2004          $79,500          $185               $10,600              $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional  services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                 Audit-Related                               All Other
                  Fees Billed             Tax Fees             Fees
                  to Adviser             Billed to           Billed to
                      and                Adviser and       Adviser and
Fiscal            Affiliated             Affiliated         Affiliated
 Year                Fund                   Fund               Fund
 Ended              Service                Service            Service
August 31          Providers             Providers           Providers
--------------------------------------------------------------------------------
2005                $302,200              $136,355                 $0
--------------------------------------------------------------------------------
2004                $767,051                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                              Non-Audit
                                Fees
                              billed to
                             Adviser and
                             Affiliated             Total
                            Fund Service          Non-Audit
                             Providers          Fees billed to
                            (engagements         Adviser and
                              related             Affiliated
             Total         directly to the           Fund
           Non-Audit       operations and           Service
Fiscal       Fees             financial           Providers
 Year       Billed           reporting            (all other          Total of
 Ended      to Fund         of the Fund)         engagements)         (A), (B)
August 31     (A)                (B)                  (C)              and (C)
--------------------------------------------------------------------------------
2005        $11,100            $0                   $89,635            $100,735
--------------------------------------------------------------------------------
2004        $10,600            $0                 $1,430,816          $1,441,416
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Fund, a series of
                                    Global/International Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               November 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Global Fund, a series of
                                    Global/International Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               November 1, 2005

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               November 1, 2005